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                                PROMISSORY NOTE

USD 50,000.00                                                      July 28, 1995

       FOR VALUE RECEIVED, CHAMPION COMMUNICATION SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to ALBERT F. RICHMOND, at the offices of the payee at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, or at such other place as the holder hereof may designate from time to time, on or before August 28, 1995, the principal sum of FIFTY THOUSAND UNITED STATES DOLLARS (USD 50,000.00) lawful money of the United States of America.

       1. Interest on this Note shall be payable monthly on the unpaid balance from and including the date hereof until the principal balance is fully paid, at the rate of 10% per annum (calculated on the basis of a year of 360 days for the actual number of days elapsed), the first monthly payment of interest being due and payable on August 28, 1995 and thereafter on the same day of each month thereafter that this Note is outstanding.

       2. The principal amount of this Note is payable in one (1) installment of all outstanding amounts due under this Note.

       3. This Note is secured by, among other things, a Security Agreement from the Company in favor of the holder hereof covering the accounts receivable of the Company.

       4. Whenever any payment to be made hereunder shall be due on a Saturday, Sunday or public holiday under the laws of the place of payment, such payment shall be made on the business day last preceding such Saturday, Sunday or public holiday.
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       5.     In the event that any amount due under this Note is not paid when due, or in the event of the failure of the Company to fulfill any obligation, covenant or agreement contained in this Note, then any such past due principal and interest on this Note shall bear interest at the rate of 12% per annum until paid.

       6. This Note may be prepaid in whole or in part at any time without premium or penalty.

       7. No course of dealing between the Company and the holder of this Note or any delay on the part of any holder of this Note in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

       8. The maker, signers, sureties, endorsers, guarantors and other parties liable for the payment of this Note severally waive presentment for payment or acceptance, demand, notice of dishonor, and protest, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder; and if this Note is placed in the hands of an attorney for collection after maturity, or, if it is collected through resort to a bankruptcy, a probate, or any other court, whether before or after maturity, then an additional 10% on the amount of principal and interest then unpaid shall be added and collected as attorney's fees.

       9. All amounts payable hereunder shall be paid free of all deductions or withholdings in respect of any taxes whatsoever, except for taxes imposed by United States authorities on the income or activities of the holder hereof, which might be levied in





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connection with this Note, the interest herein; and in the event that because of any provision of law, regulation or order of any kind, the foregoing provisions cannot be carried out according to its terms, the Company agrees to make all such withholdings and to pay all such taxes and deductions and to save the holder hereof harmless therefrom in such manner that the payments received by the holder pursuant to this Note are in the same amount that would have been received had not such tax deduction or withholding been applicable.

       10. This Note shall be governed by and construed under the internal laws of the State of Texas.


                                         CHAMPION COMMUNICATIONS SERVICES, INC.

                                         By:  /s/ DAVID TERMAN
                                             -----------------------------------
                                             Name:  David Terman
                                             Title: President





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                               ENDORSEMENT NO. 1

       ENDORSEMENT NO. 1 dated August 28, 1995, to the Promissory Note dated July 28, 1995 (the "Note") in the original principal amount of USD 50,000.00 from Champion Communication Services, Inc. in favor of Albert F. Richmond.

       The Note is hereby amended, effective the date hereof as follows:

       1. The maturity date of the Note is hereby extended to October 28, 1995.

       2. The principal amount in the Note wherever it appears is amended to be USD 75,000.

       3. The term "this Note" wherever used in the Note shall be deemed to mean and refer to the Note as amended by this Endorsement No.1.

       IN WITNESS WHEREOF, the parties hereby have executed this Endorsement No.1 the day and year first above written.



                                         CHAMPION COMMUNICATION SERVICES, INC.

                                         By:  /s/ DAVID TERMAN
                                             -----------------------------------
                                             Name:  David Terman
                                             Title: President

                                         /s/ ALBERT F. RICHMOND
                                         ---------------------------------------
                                         Albert F. Richmond
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                               ENDORSEMENT NO. 2


       ENDORSEMENT NO. 2 dated October 24, 1995, to the Promissory Note dated July 28, 1995, as amended by Endorsement No.1 dated August 28, 1995 (the "Note") in the original principal amount of USD 50,000.00 from Champion Communication Services, Inc. in favor of Albert F. Richmond.

       The Note is hereby amended, effective the date hereof as follows:

       1.     The maturity date of the Note remains October 28, 1995.

       2. The principal amount in the Note wherever it appears is amended to be USD 110,000.00.

       3. The term "this Note" wherever used in the Note shall be deemed to mean and refer to the Note as amended by this Endorsement No. 2.

       IN WITNESS WHEREOF, the parties hereby have executed this Endorsement No. 2 the day and year first above written.



                                         CHAMPION COMMUNICATION SERVICES, INC.

                                         By:  /s/ DAVID TERMAN
                                             -----------------------------------
                                             Name:  David Terman
                                             Title: President

                                         /s/ ALBERT F. RICHMOND
                                         ---------------------------------------
                                         Albert F. Richmond